-----------------------------------------------------------------------------


                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                         Reported)  December 5, 1997

   BEAR STEARNS ASSET BACKED SECURITIES, INC., as depositor

               BEAR STEARNS ASSET BACKED SECURITIES, INC.
-----------------------------------------------------------------------------
     (Exact name of registrant as specified in its charter)

         Delaware                     333-26051
----------------------------       ----------------       -------------------
(State or Other Jurisdiction         (Commission           (I.R.S. Employer
     of Incorporation)               File Number)         Identification No.)

      245 Park Avenue
    New York, New York                                     10167
----------------------------                  -------------------------------
  (Address of Principal                                  (Zip Code)
    Executive Offices)

Registrant's telephone number, including area code (212) 272-2000
                                                   ----- --------



-----------------------------------------------------------------------------

Item 5.  Other Events.
----     ------------

Filing of Derived Materials.
---------------------------

     Pursuant to Rule 424(b) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K ("the Form 8-K"), Bear Stearns Asset Backed Securities, Inc. (the "Company") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission in relation to its PSB Lending Home Loan Owner Trust 1997-4, Asset Backed Notes, Class A-2, Class A-3, Class A-4 and Class A-5 (the "Notes").

     In connection with the offering of the Notes, Bear, Stearns & Co. Inc., as underwriter of the Notes (the "Underwriter"), has prepared certain materials (the "Derived Materials") for distribution to its potential investors. Although the Company provided the Underwriter with certain information regarding the characteristics of the home loans in the related portfolio, it did not participate in the preparation of the Derived Materials.

     For purposes of this Form 8-K, Derived Materials shall mean computer generated tables and/or charts displaying, with respect to the Notes, any of the following: yield; average life, duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Derived Materials are attached hereto as Exhibit 1.


Item 7.   Financial Statements, Pro Forma Financial
----      -----------------------------------------
          Information and Exhibits.
          ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     1.   The Derived Materials.


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              BEAR STEARNS ASSET BACKED
                              SECURITIES, INC.



                              By: /s/ Matthew Perkins
                                  _________________________
                                  Matthew Perkins
                                  Managing Director



Dated:  December 5, 1997

                                Exhibit Index
                                -------------

Exhibit                                                                 Page
-------                                                                 ----

1.   The Derived Materials.                                               6







BEAR, STEARNS                                       Bear, Stearns & Co. Inc.
ATLANTA BOSTON CHICAGO                         Asset-Backed Securities Group
DALLAS LOS ANGELES NEW YORK SAN FRANCISCO                    245 Park Avenue
FRANKFORT  GENEVA  HONG KONG                            New York, N.Y. 10167
LONDON  PARIS  TOKYO                      (212) 272-2000; (212) 272-7294 fax

                            FAX TRANSMITTAL
               PSB LENDING HOME LOAN OWNER TRUST 1997-4
               ----------------------------------------
                       (Computational Material)

Fax to:                                            Date: December 3, 1997
Company:                                   # Pages (incl. cover) 19
Fax No:                                         Phone No:
From:                                           Phone No:

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION
The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information," please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements).
Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity,
(b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear, Stearns. and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.





PSB LENDING HOME LOAN OWNER TRUST 1997-4


Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for final information on any matter discussed in this communication. The information set forth in this Preliminary Term Sheet supersedes any previously distributed information and all information in this Preliminary Term Sheet will be superseded by the information in the final prospectus and prospectus supplement.












                       BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.










PSB LENDING HOME LOAN OWNER TRUST 1997-4
Computational Materials: Preliminary Term Sheet (page 1 of 9)


Issuer:                       PSB Lending Home Loan Owner  Trust 1997-4

Depositor:                    Bear Stearns Asset Backed Securities, Inc.

Servicer, Transferor, and
FHA Claims Administrator:     PSB Lending Corp.

FHA Insurance Holder:         PSB Receivables IV Corp.

Sole Underwriter:             Bear, Stearns & Co. Inc.

Master Servicer:              Norwest  Bank Minnesota, N.A., a national
                              banking   association   ("Norwest"),   as
                              master   servicer  under  the  Sale   and
                              Servicing Agreement.

Indenture Trustee and
Co-Owner Trustee:             Norwest

Owner Trustee:                Wilmington Trust Company

The Securities:               The  Trust  will issue seven  classes  of
                              Asset Backed Notes (namely, the Class  A-
                              1, Class A-2, Class A-3, Class A-4 Notes,
                              and Class A-5 Notes (the "Senior Notes");
                              and  the  Class M-1 and Class  M-2  Notes
                              (the "Mezzanine Notes" and, together with
                              the  Senior Notes, the "Notes")); and two
                              classes   of  Asset  Backed  Certificates
                              (namely,  the Class B-1 Certificates  and
                              the    Class   B-2   Certificates,    the
                              "Certificates").

Offered Securities:           Only the Class A-2, Class A-3, Class A-4,
                              and Class A-5 Notes have been registered under the Securities Act of 1933 and are being offered to the public.



                         Original          Average          Principal          Principal                       Expected
  Offered               Principal      Life to Call          Lockout            Window            Maturity      Ratings
  Securities             Balance            (years)         (months)            (months)             Date    (S&P/Moody's/Fitch)

  Class A-2 Notes       $23,160,000          2.00              18                  11              7/20/09   AAA/Aaa/AAA
  Class A-3 Notes       $28,780,000          3.00              28                  15             10/20/11   AAA/Aaa/AAA
  Class A-4 Notes       $43,360,000          5.00              42                  61              6/20/17   AAA/Aaa/AAA
  Class A-5 Notes       $15,680,000          11.86            102                  62              5/20/24   AAA/Aaa/AAA





Offering:                The  Class A-2, Class A-3, Class A-4, and
                         Class A-5 Notes will be issued publicly under a shelf registration statement.

Form of Registration:    Fully-registered  book-entry  form,  same
                         day funds through DTC.

Prepayment Pricing
Speed Assumption:        2%  CPR,  increasing to 12% CPR  over  12
                         months










                          BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.













PSB LENDING HOME LOAN OWNER TRUST 1997-4
Computational Materials: Preliminary Term Sheet (page 2 of 9)





Cut-off Date:            As of December 1, 1997

Settlement Date:         On or about December ___, 1997

Payment Date:            The  20th day of each month (or the  next
                         succeeding   business  day),   commencing
                         January 20, 1998.

Payment Delay:           19 days

Note Interest Rate:      Interest  will  accrue  on  the   Offered
                         Securities  at  a fixed rate  during  the
                         month  prior to the month of the  related
                         Payment Date on a 30/360-day basis.   The
                         Interest Rate applicable to each class of Securities outstanding will increase by
                         (0.50)% for Due Periods beginning after the Optional Termination Date.

Assets of the Trust:     On the Closing Date, the Trust expects to
                         purchase  Home  Loans (the "Initial  Home
                         Loans")  having  an  aggregate  principal
                         balance  of  approximately $(180,000,000)
                         (the "Initial Pool Principal Balance") as
                         of the December 1, 1997 Cut-Off Date from
                         the  Depositor  pursuant to the Sale  and
                         Servicing  Agreement.  The  Initial  Home
                         Loans  are  expected to  include  on  the
                         Closing Date: (1) the preliminary pool of
                         Home Loans (the "Preliminary Initial Home
                         Loan Pool") having an aggregate principal
                         balance  of  approximately $(126,360,000)
                         as  of  a  November  1, 1997  statistical
                         calculation  date and for  which  certain
                         statistical    information    has    been
                         presented  herein; and (2) the additional
                         pool   of  Home  Loans  (the  "Additional
                         Initial   Home  Loan  Pool")  having   an
                         aggregate     principal    balance     of
                         approximately     $(53,640,000).       In
                         addition,  the Depositor is  expected  to
                         deposit approximately $(60,000,000)  into
                         a  pre-funding account (the  "Pre-Funding
                         Account")  for the purchase of additional
                         Home  Loans (the "Subsequent Home Loans")
                         during  the Funding Period.   The sum  of
                         the  aggregate principal balance  of  the
                         Initial   Home  Loans  and   the   amount
                         expected  to be deposited into  the  Pre-
                         Funding  Account  on  the  Closing   Date
                         equals approximately $(240,000,000).

                         The  assets  of the Trust will  primarily
                         consist  of  a  pool of home  loans  (the
                         "Home Loans") the proceeds of which  will
                         be  used primarily for debt consolidation
                         and/or home improvements.  The Home Loans
                         will  be  secured by mortgages, deeds  of
                         trust    or    other   similar   security
                         instruments       (the      "Mortgages").
                         Substantially all of the Home Loans will have a combined loan-to-value in excess of 100%.









                              BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.









PSB LENDING HOME LOAN OWNER TRUST 1997-4
Computational Materials: Preliminary Term Sheet (page 3 of 9)


The Home Loans:          The  Initial  Home Loans are expected  to
                         consist   of   approximately   (98)%   of
                         conventional loans (i.e., not insured  or
                         guaranteed by any governmental agency  or
                         instrumentality)  ("Conventional  Loans")
                         for     property    improvements,    debt
                         consolidation,  a  combination   of   the
                         foregoing or other consumer purposes, and
                         approximately    (2)%     of     property
                         improvement loans (the "Title I Loans") that will be partially insured by the FHA under the Title I Program.

Credit Enhancement:      Credit  enhancement with respect  to  the
                         Notes  and Certificates will be  provided
                         by     (1)     excess     spread,     (2)
                         overcollateralization,   and   (3)    the
                         subordination described below.

                         Excess Spread.  The weighted average Home
                         Loan  Rate  is generally expected  to  be
                         higher  than the sum of (a) the servicing
                         fee  and  (b)  the weighted average  note
                         interest  rate  on  the  Notes  and  pass
                         through  rate  on the Certificates,  thus
                         generating   excess  spread   collections
                         which  will be available to fund payments
                         or   distributions  on  the   Notes   and
                         Certificates.     This   excess    spread
                         generated for each period on the  related
                         Payment   Date   is  the  excess   spread
                         available for such Payment Date.

                         Overcollateralization:    Excess   spread
                         will be applied, to the extent available,
                         to    make   accelerated   payments    or
                         distributions of principal to  the  class
                         or   classes  then  entitled  to  receive
                         payments  or distributions of  principal;
                         such application will cause the aggregate
                         principal   balance  of  the  Notes   and
                         Certificates  to  amortize  more  rapidly
                         than   the   Home  Loans,  resulting   in
                         overcollateralization.   Prior   to   the
                         overcollateralization step down date, the
                         "Required  Overcollateralization  Amount"
                         is  expected to equal the greater of  (x)
                         (3.25)% of the the Assumed Pool Principal
                         Balance   and  (y)  the  Net  Delinquency
                         Calculation Amount.

                         On  or  after  the  overcollateralization
                         step     down    date,    the    Required
                         Overcollateralization Amount is expected to equal the greater of (x) (6.50)% of the then outstanding aggregate unpaid principal balance of the Home Loans (the "Pool Principal Balance") and (y) the Net Delinquency Calculation Amount, subject to a floor of (0.50)% of the Assumed Pool Principal Balance.








                           BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.











PSB LENDING HOME LOAN OWNER TRUST 1997-4
Computational Materials: Preliminary Term Sheet (page 4 of 9)


                         Subordination:  The rights of the Class M-
                         1 Notes to receive payments will be subordinated to such rights of the Senior Notes. The rights of the Class M-2 Notes to receive payments will be subordinated to such rights of the Senior Notes and the M-1 Notes. The rights of the Class B-1 Certificates to receive distributions will be subordinated to such rights of the Senior Notes, the Class M-1 Notes, and the Class M-2 Notes. The Residual Interest and the Class B-2 Certificates will be subordinated to all classes of Notes and the Class B-1 Certificates.

Application of
Allocable Loss Amounts:  Realized  losses will  be  absorbed first  by  excess  spread,  then  by  the
                         reduction  of  the  Overcollateralization
                         Amount.  Following the reduction  of  any
                         Overcollateralization Amount to zero, any
                         Allocable Loss Amounts will be applied in
                         reduction   of   (1)   the   Class    B-2
                         Certificates   until   the   Class    B-2
                         Certificates have been reduced  to  zero;
                         (2)  the Class B-1 Certificates until the
                         Class  B-1 Certificates have been reduced
                         to  zero;  (3) the Class M-2 Notes  until
                         the Class M-2 Notes have been reduced  to
                         zero;  and (4) the Class M-1 Notes  until
                         the Class M-1 Notes have been reduced  to
                         zero.   The  Senior  Notes  will  not  be
                         reduced  for any Allocable Loss  Amounts.
                         Any  Allocable Loss Amounts with  respect
                         to  the  Notes  or the Certificates  (the
                         "Deferred  Amounts")  will  entitle  such
                         class  to receive reimbursement for  such
                         amount  from and to the extent  of  funds
                         available   therefor  in   the   priority
                         described below.








                        BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.








PSB LENDING HOME LOAN OWNER TRUST 1997-4
Computational Materials: Preliminary Term Sheet (page 5 of 9)


Priority of Payments:    Regular Payment Amount:
                         The  Regular  Payment  Amount  shall   be
                         applied in the following priority:

                         (1) To pay Accrued and Unpaid Interest on the Senior Notes, pro-rata (without any priority);
                         (2) To pay Accrued and Unpaid Interest on the Class M-1 Notes;
                         (3) To pay Accrued and Unpaid Interest on the Class M-2 Notes;
                         (4) To distribute Accrued and Unpaid Interest on the Class B-1 Certificates;
                         (5) To distribute Accrued and Unpaid Interest on the Class B-2 Certificates;
                         (6) To pay as principal, sequentially, to the Senior Notes, an amount necessary to reduce the  balance of  the Senior Notes to the
                               Senior Optimal Principal Balance;
                         (7) To pay, as principal to the Class M-1 Notes, an amount necessary to reduce the balance of the Class M-1 Notes to the Class M-1 Optimal Principal Balance;
                         (8) To pay, as principal to the Class M-2 Notes, an amount necessary to reduce the balance of the Class M-2 Notes to the Class M-2 Optimal Principal Balance;
                         (9) To distribute, as principal to the Class B-1 Certificates, an amount necessary to reduce the balance of the Class B-1 Certificates to the Class B-1 Optimal Principal Balance;
                         (10) To distribute, as principal to the Class B-2 Certificates, an amount necessary to reduce the balance of the Class B-2 Certificates to the Class  B-2 Optimal Principal Balance;
                         (11)  To pay the  Class M-1 Notes any  Deferred
                               Amounts;
                         (12)  To  pay the Class M-2  Notes any Deferred
                               Amounts;
                         (13) To distribute to the Class B-1 Certificates any Deferred Amounts;
                         (14)  To  distribute  to  the  Class   B-2
                               Certificates any Deferred Amounts; and
                         (15) Any remaining amounts shall be paid to the holders of the Residual Interest.














                      BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.










PSB LENDING HOME LOAN OWNER TRUST 1997-4
Computational Materials: Preliminary Term Sheet (page 6 of 9)


Excess Spread: Excess  Spread,  if  any, will be  applied  in  the following order of priority (each after giving effect to all payments and disbursements specified above):

                         (1) To pay as principal to the Senior Notes, sequentially, up to the Overcollateralization Deficiency Amount (i.e. up to the amount necessary to cause the overcollateralization amount to equal the Required
                                Overcollateralization Amount), an amount necessary to reduce the balance of the Senior Notes to the Senior Optimal
                                Principal Balance;
                         (2) To pay as principal to the Class M-1 Notes, up to the Overcollateralization Deficiency Amount, an amount necessary to reduce the balance of the Class M-1 Notes to the Class M-1 Optimal Principal Balance,
                         (3) To pay as principal to the Class M-2 Notes, up to the Overcollateralization Deficiency Amount, an amount necessary to reduce the balance of the Class M-2 Notes to the Class M-2 Optimal Principal Balance;
                         (4) To distribute as principal to the Class B-1 Certificates, up to the Overcollateralization Deficiency Amount, an amount necessary to reduce the balance of the Class B-1 Certificates to the Class B-1 Optimal Principal Balance;
                         (5)    To  distribute as  principal to  the Class
                                B-2 Certificates, up to the
                                Overcollateralization Deficiency Amount, an amount necessary to reduce the balance of the Class B-2 Certificates to the Class B-2 Optimal Principal Balance;
                         (6)    To  pay  the  Class  M-1  Notes  any  Deferred
                                Amounts;
                         (7)    To  pay  the  Class M-2  Notes  any  Deferred
                                Amounts;
                         (8) To distribute to the Class B-1 Certificates any Deferred Amounts;
                         (9) To distribute to the Class B-2 Certificates any Deferred Amounts; and
                         (10) Any remaining amounts shall be paid to the holders of the Residual Interest.

















                                 BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.







PSB LENDING HOME LOAN OWNER TRUST 1997-4
Computational Materials: Preliminary Term Sheet (page 7 of 9)


Summary of Expected Subordination & Overcollateralization:


Prior to step down date


                                   Expected                   Expected Total
             Expected              Required                   Required Credit
             Initial               Overcollateralization      Enhancement
             Subordination(a)      Amount (b)
-----------------------------------------------------------------------------
Class A Notes   35.25%              3.25%                     38.50%
-----------------------------------------------------------------------------

     (a) Represents the expected amount of subordination for each class as of the Closing Date.
     (b) Excess servicing, if available, will be applied to make accelerated payments of principal until the overcollateralization amount equals the Required Overcollateralization Amount, which is equal to the greater of (i) (3.25)% of the Assumed Pool Principal Balance and (ii) the Net Delinquency Calculation Amount.

Overcollateralization
Stepdown Date:           The  Overcollateralization Stepdown  Date
                         is the Payment Date occurring on the later of:

                         (1)   the   first  Payment  Date   after
                               December 20, 2000 (the 37th Payment Date); and
                         (2)   the first Payment Date on which the
                               aggregate principal balance of the Senior
                               Notes has been reduced to an amount equal to
                               or less  than  the amount by which the
                               outstanding principal balance of the
                               Home Loans exceeds the greater of:
                               (i)  (70.50)% (or 2 times the initial Senior
                                    Subordination Level) of the outstanding
                                    principal balance of  the  Home
                                    Loans    plus   the    Required
                                    Overcollateralization    Amount
                                    for such date; and
                               (ii) (0.50)% of the  Assumed  Pool
                                    Principal Balance.

Servicing Fee/Trustee Fee
And Master Servicing Fee:      The  Trust  is subject  to  certain
                               fees, including a Servicing Fee of 1.000% per annum payable monthly, an Indenture
                               Trustee Fee of 0.055% per annum payable monthly, and a Master Servicing Fee of 0.080% per annum payable monthly.

Advancing by the Servicer:     There  is no required advancing  of
                               delinquent principal or interest by the servicer or trustees.









                              BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.








PSB LENDING HOME LOAN OWNER TRUST 1997-4
Computational Materials: Preliminary Term Sheet (page 8 of 9)


Net Delinquency
Calculation Amount:      With  respect  to any Payment  Date,  the
                         excess, if any, of (x) the product  of  (
                         )  and  the Rolling Six-Month Delinquency
                         Average over (y) the aggregate of the amounts of Excess Spread for the three preceding Payment Dates.

Rolling Six-Month
Delinquency Average:     With  respect  to any Payment  Date,  the
                         average   of   the   applicable    60-Day
                         Delinquency Amounts for each of  the  six
                         immediately  preceding due periods.   The
                         "60-Day Delinquency Amount" for any due period is the aggregate of the Principal
                         Balances of all Home Loans that are 60 or more days delinquent, in foreclosure or REO property as of the end of such due period, excluding any liquidated home loan.

Optional Termination:    The  Master Servicer or Affiliated Holder
                         may, at its option, effect an early redemption or termination of the Notes and Certificates on or after any Payment
                         Date when the Pool Principal Balance declines to (10)% or less of the Assumed
                         Pool  Principal  Balance  (the  "Optional
                         Termination Date"), by providing for the payment of the termination price.

Pre-Funding Account:     Approximately   $(60,000,000)   of    the
                         proceeds  from the sale of the Notes  and
                         the Certificates will be placed in a pre-
                         funding  account for the  acquisition  of
                         additional mortgage loans during a  (90)-
                         day  period  following the closing  date.
                         Sale   proceeds   will  also   fund   the
                         Capitalized Interest Account.

Assumed Pool Principal
Balance: The sum of (i) the Initial Pool Principal Balance; (ii) the Cut-Off Principal Balance of each Subsequent Home Loan and
                         (iii)  the amount, if any, on deposit  in
                         the Pre-Funding Account as of such date.

Tax Status:              For  federal  income  tax  purposes,  the
                         Notes will be characterized as debt,  and
                         the Trust will not be characterized as an
                         association    (or    publicly     traded
                         partnership) taxable as a corporation.

ERISA Eligibility:       The  Offered Securities may be  purchased
                         by   employee  benefit  plans  that   are
                         subject to ERISA.










                                 BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.








PSB LENDING HOME LOAN OWNER TRUST 1997-4
Computational Materials: Preliminary Term Sheet (page 9 of 9)


SMMEA Treatment:         The    Offered   Securities   will    not
                                                               ---
                         constitute "mortgage related securities" for purposes of SMMEA.

Prospectus:              The  Offered Securities are being offered
                         pursuant to a Prospectus which includes a
                         Prospectus   Supplement  (together,   the
                         "Prospectus").  Complete information with
                         respect to the Offered Securities and the
                         Home   Loans   is   contained   in    the
                         Prospectus.    The   material   presented
                         herein  is  qualified in its entirety  by
                         the    information   appearing   in   the
                         Prospectus.   To  the  extent  that   the
                         foregoing   is  inconsistent   with   the
                         Prospectus,  the Prospectus shall  govern
                         in  all  respects.  Sales of the  Offered
                         Securities may not be consummated  unless
                         the    purchaser   has    received    the
                         Prospectus.












                                 BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.















PSB LENDING HOME LOAN OWNER TRUST 1997-4
Computational Materials: Information Relating to the Collateral
(page 1 of 6)


    THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE
     DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS
                            SUPPLEMENT.


Fixed Rate Home Loans
Preliminary Characteristics of the Preliminary Initial Home Loans as of the Statistical Calculation Date of 11/1/97:

                           LOAN TYPE


                              100% Extra Equity      50% ExtraEquity      FHA Title I     Total

Description                    Up to 100% Debt        Up to 50% Debt
                               Consolidation          Consolidation

Total Number of Loans:              3,486               129                      110                3,725
Total Loan Balance:            $119,420,508.25        $4,633,893.22        $2,308,450.96   $126,362,852.43
Percent of Total Balance:            94.51%              3.67%                   1.83%            100.00%
Average Loan Balance:          $34,257.17              $35,921.65         $20,985.92           $33,922.91
WA Home Loan Rate:                   13.94%             13.54%                   13.34%            13.91%
  Range of Home Loan Rates:    (10.50% - 19.49%)       (10.99% - 17.99%)    (8.99%-17.99%)   (8.99%-19.49%)
WA Remaining Term (months):             239                  252                   211              239
  Range of Remaining Terms:     (36-300)                (118-300)            (47-240)          (36-300)
WA Seasoning (months):                    1                     1                    1                1
  Range of Seasoning:           (0-20)                     (0-7)              (0-27)               (0-27)
WA Original Term (months):             240                   252                   212              240
  Range of Original Terms:      (36-300)                 (120-300)            (60-240)          (36-300)
WA FICO Score:                         670                   688                   NA               671
(Based on Loans w/FICO Scores)
WA Combined LTV(1)                  115.06                115.54                   NA             115.08
WA Combined LTV 100%(1)              89.5%                 92.9%                   NA               89.6%
WA Debt-to Income Ratio:             38.9%                 38.9%                  38.9%             38.9%
Geographic Concentration:      CA: 46.33%             CA:  68.15%           CA:  54.56%     CA:  47.28%
(as a Percentage of Loan Type) FL:  8.78%                                   TX:  19.33%     FL:   8.69%
(States not listed account for WA:  6.84%                                   FL:   7.93%     WA:   6.55%
less than 5.00% of the aggregate                                            AZ:   5.68%
principal balance of the category)





(1)  Total numbers exclusive of Title 1 Loans







                                 BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.



PSB LENDING HOME LOAN OWNER TRUST 1997-4
Computational Materials: Information Relating to the Collateral
(page 2 of 6)


    THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE
     DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS
     SUPPLEMENT.


                               Home Loan Rate



        Range of                                                                      Percent of Total
       Home Loan                      Number of        Aggregate                        by Aggregate
        Rates (%)                     Home Loans      Principal Balance	               Principal Balance


    8.001 to9.000	                   4	       $89,574.99                              0.07%
    9.001 to 10.000                        4            77,768.95                              0.06
    10.001 to 11.000                      25           777,011.16                              0.61
    11.001 to 12.000                     497        18,202,648.91                             14.41
    12.001 to 13.000                     716        26,771,320.46                             21.19
    13.001 to 14.000                     915        32,186,472.63                             25.47
    14.001 to 15.000                     725        24,397,175.04                             19.31
    15.001 to 16.000                     560        16,379,536.07                             12.96
    16.001 to 17.000                     179         4,938,098.53                              3.91
    17.001 to 18.000                      67         1,707,131.79                              1.35
    18.001 to 19.000                      32           814,113.90                              0.64
    19.001 to 20.000                       1            22,000.00                              0.02
                               --------------      --------------                            --------
         Total                         3,725       $126,362,852.43                           100.00%






                         Current Principal Balance



           Range of                                                                    Percent of Total
         Cut-Off Date            Number of                 Aggregate                     by Aggregate
	Principal Balance($)    Home Loans               Principal Balance             Principal Balance

Up to 10,000.00                         22                  $205,200.24                        0.16%
10,000.01 to 20,000.00                 450                 7,700,684.54                        6.09
20,000.01 to 30,000.00               1,297                33,429,423.54                       26.46
30,000.01 to 4O,000.00               1,058                37,459,883.86                       29.64
40,000.01 to 50 000.00                 559                25,768,923.41                       20.39
50,000.01 to 60,000.00                 166                 9,237,048.63                        7.31
60,000.01 to 7O,000.00                  92                 6,037,385.20                        4.78
70,000.01 to 80,000.00                  53                 3,998,609.04                        3.16
80,000.01 to 90,000.00                  19                 1,625,904.44                        1.29
90,000.01 to 100.000.00                  9                   899,789.53                        0.71
                            ---------------                ------------                  -----------

     Total                           3,725               $126,362,852.43                     100.00%









                                 BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.











PSB LENDING HOME LOAN OWNER TRUST 1997-4
Computational Materials: Information Relating to the Collateral
(page 3 of 6)


    THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE
     DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS
     SUPPLEMENT.



                  Original Loan Principal Balance

Range of                                                                 Percent of Total
Original                     Number of            Aggregate                  by Aggregate
Principal Balance($)         Home Loans         Principal Balance        Principal Balance

Up to 10,000.00                      22               $205,200.24                  0.16%
10,000.01 to 20,000.00              450              7,700,684.54                  6.09
20,000.01 to 30,000.00            1,297             33,429,423.54                 26.46
30,000.01 to 40,000.00            1,056             37,379,972.15                 29.58
40,000.01 to 50,000.00              561             25,848,835.12                 20.46
50,000.01 to 60,000.00              166              9,237,048.63                  7.31
60,000.01 to 70,000.00               92              6,037,385.20                  4.78
70,000.01 to 80,000.00               53              3,998,609.04                  3.16
80,000.01 to 90,000.00               19              1,625,904.44                  1.29
90,000.01 to 100,000.00               9                899,789.53                  0.71
                              ---------            --------------                  ----

	Total                     3,725          $126,362,852.43                 100.00%




                     Months Since Origination


                                                                     Percent of Total
Number of Months                Number of         Aggregate              by Aggregate
Since Origination               Home Loans       Principal Balance     Principal Balance


O to 1                              3,179        $108,416,084.71              85.80%
2 to 12                               538          17,736,627.74              14.04
13 to 24                                7             185,686.73               0.15
25 to 36                                1              24,453.25               0.02
                                ----------       ----------------            -------

            Total                   3,725        $126,362,852.43             100.00%















                            BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.









PSB LENDING HOME LOAN OWNER TRUST 1997-4
Computational Materials: Information Relating to the Collateral
(page 4 of 6)


    THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE
     DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS
     SUPPLEMENT.



                          Geographic Concentration


                                                                         Percent of Total
                        Number of          Aggregate                      by Aggregate
      State            Home Loans       Principal Balance               Principal Balance
----------------       -----------     -------------------               ----------------

Alabama                      24            $661,489.84                            0.52%
Alaska                       32           1,297,315.57                            1.03
Arizona                     177           5,513,245.14                            4.36
Arkansas                      6             222,390.28                            0.18
California                1,671          59,747,208.84                           47.28
Colorado                    141           4,657,982.73                            3.69
Connecticut                  17             518,101.31                            0.41
District of Columbia          2              61,716.34                            0.05
Delaware                      1              28,650.00                            0.02
Florida                     358          10,980,758.44                            8.69
Georgia                     121           3,754,660.91                            2.97
Idaho                        55           1,936,260.91                            1.53
Illinois                     36           1,127,125.15                            0.89
Indiana                      30           1,083,523.57                            0.86
Iowa                         20             630,503.82                            0.50
Kansas                       14             416,602.08                            0.33
Kentucky                      3              77,839.95                            0.06
Louisiana                     1              25,000.00                            0.02
Maryland                     54           2,061,237.21                            1.63
Massachusetts                 3              74,941.13                            0.06
Michigan                     13             361,975.55                            0.29
Minnesota                    60           1,866,577.66                            1.48
Mississippi                   3              81,784.29                            0.06
Missouri                     29             861,340.75                            0.68
Montana                      25             699,928.74                            0.55
Nebraska                      6             181,834.17                            0.14
Nevada                      124           3,908,131.61                            3.09
New Hampshire                 2              71,364.81                            0.06
New Mexico                   25             851,673.93                            0.67
New York                      2              57,649.38                            0.05
North Carolina               20             702,668.17                            0.56
North Dakota                  3             117,026.41                            0.09
Ohio                         25             848,253.89                            0.67
Oklahoma                     37           1,159,487.51                            0.92
Oregon                      124           4,362,957.06                            3.45
Pennsylvania                  6             196,093.68                            0.16
Rhode Island                  1              13,577.54                            0.01
South Carolina               26             848,082.75                            0.67
South Dakota                  2              69,993.00                            0.06
Tennessee                     9             321,940.16                            0.25
Texas                        21             446,220.38                            0.35
Utah                         63           2,070,050.02                            1.64
Virginia                     74           2,393,672.62                            1.89
Washington                  238           8,273,934.39                            6.55
Wisconsin                    16             505,613.06                            0.40
Wyoming                       5             214,467.68                            0.17
                      ----------       ---------------                          ------

   Total                  3,725        $126,362,852.43                          100.00%











                               BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.









PSB LENDING HOME LOAN OWNER TRUST 1997-4
Computational Materials: Information Relating to the Collateral
(page 5 of 6)


    THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE
     DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS
    SUPPLEMENT.



                       Remaining Term to Maturity

                                                                               Percent of Total
   Range of Remaining Term           Number of            Aggregate                by Aggregate
      to Maturity (months)         Home Loans           Principal Balance       Principal Balance
  ------------------------       ----------------     --------------------      -----------------

   31 to 60                              26               $558,653.17                   0.44%
   61 to 90                               5                120,813.65                   0.10
   91 to 120                            152              4,124,448.33                   3.26
  121 to 150                              4                120,780.17                   0.10
  151 to 180                          1,150             35,812,940.59                  28.34
  211 to 240                          1,227             40,082,511.63                  31.72
  271 to 300                          1,161             45,542,704.89                  36.04
                            ---------------             --------------             ---------

      Total                           3,725           $126,362,852.43                 100.00%








                               Debt-to Income Ratio


                                                                               Percent of Total
          Range of                 Number of            Aggregate                by Aggregate
  Debt-to Income Ratios(%)         Home Loans           Principal Balance       Principal Balance
  ------------------------       ----------------     --------------------      -----------------

   Up to 20.00                       44               $1,460,785.66                   1.16%
  20.01 to 25.00                     97                2,869,004.24                   2.27
  25.01 to 30.00                    321               10,697,396.88                   8.47
  30.01 to 35.00                    573               19,236,460.25                  15.22
  35.01 to 40.00                    876               29,144,529.42                  23.06
  40.01 to 45.00                  1,286               43,146,263.69                  34.14
  45.01 to 50.00                    509               19,079,944.68                  15.10
  50.00 or more                      19                  728,467.61                   0.58
                                 --------             --------------                   ----

       Total                      3,725               $126,362,852.43               100.00%











                                 BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.









PSB LENDING HOME LOAN OWNER TRUST 1997-4
Computational Materials: Information Relating to the Collateral
(page 6 of 6)




    THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE
     DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS
                            SUPPLEMENT.


                           Home Loan Type

                                                              Percent of Total
                     Number of             Aggregate            by Aggregate
     Loan Type      House Loans       Principal Balance        Principal Balance
----------------   -------------     ------------------      -------------------

ExtraEquity 100         3,486          $119,420,508.25                    94.51%
ExtraEquity  50           129             4,633,893.22                     3.67
Title I                   110             2,308,450.96                     1.83
                    -----------        ---------------                ----------

    Total               3,725          $126,362,852.43                    100.00%





The Preliminary Initial Home Loan Pool consists of $124,054,401.47 of conventional loans (i.e., ExtraEquity 100 and ExtraEquity 50). The conventional loans will have the characteristics with regard to Credit Scores set forth in the table below.




                             Credit Scores


                                                                         Percent of Total
                               Number of            Aggregate              by Aggregate
Range of FICO Scores           Home Loans        Principal Balance        Principal Balance
--------------------           ----------        -----------------        -----------------


541 to 560                            1              $29,979.24                    0.02%
561 to 580                           10              259,448.57                    0.21
581 to 600                          181            4,654,367.64                    3.75
601 to 620                          251            6,644,033.00                    5.36
621 to 640                          550           16,992,368.57                   13.64
641 to 660                          692           23,445,335.07                   18.90
661 to 680                          600           22,482,054.20                   18.12
681 to 700                          549           21,093,005.05                   17.00
701 to 720                          387           14,814,806.88                   11.94
721 to 740                          222            8,022,373.10                    6.47
741 to 760                          120            4,058,329.68                    3.27
761 to 780                           40            1,265,278.53                    1.02
781 to 800                            9              284,187.45                    0.23
801 or more                           3               78,834.49                    0.06
                              ----------       ----------------                 ----------

       Total                      3,615         $124,054,401.47                   100.00%














                                 BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.







PSB LENDING HOME LOAN OWNER TRUST 1997-4
Computational Materials: Information Relating to the Securities
(page 1 of 2)

Transaction Summary (a), (b)



                                             Estimated  Estimated    Estimated   Estimated
                                               WAL       Modified     Principal   Principal     Expected
                Approximate    Interest       to Call    Duration     Lockout     Window        Ratings
  Security         Size          Rate          (years)   (years)      (months)    (months)      (S&P/Moody's/Fitch)


Class A-2       $23,160,000     Fixed            2.00      1.82          18          11         AAA/Aaa/AAA
Class A-3       $28,780,000     Fixed            3.00      2.64          28          15         AAA/Aaa/AAA
Class A-4       $43,360,000     Fixed            5.00      4.07          42          61         AAA/Aaa/AAA
Class A-5       $15,680,000     Fixed           11.86      7.72         102          62         AAA/Aaa/AAA



Notes:     (a)     100% Prepayment Assumption: 2.0% CPR in month 1,
                   and an additional 0.9091% per annum in each month thereafter until month 12. On and after month 12, 12% CPR.
           (b)     The transaction is expected to price to a 10% clean-
                   up call. The Interest Rate for each class remaining outstanding will increase by 0.50% for Due Periods beginning after the Optional
                   Termination Date.


Class A-2 (to maturity and 10% clean-up call)



% of Prepayment Assumption                     0%       50%         75%        100%       125%      150%
Ramp to                                        0%        6%          9%         12%        15%       18%
Average Life (years)                         8.65      3.25        2.46        2.00       1.70      1.50
Modified Duration (years)                    6.37      2.84        2.20        1.82       1.57      1.39
First Principal Payment                   4/20/05   6/20/00    11/20/99     7/20/99    4/20/99   2/20/99
Last Principal Payment                   10/20/07  12/20/01    12/20/00     5/20/00   12/20/99   9/20/99
Principal Lockout (months)                     87        29          22          18         15        13
Principal Window (months)                      31        19          14          11          9         8
Illustrative Yield @ Par (30/360)           6.739%    6.670%      6.634%      6.600%     6.569%    6.540%


Class A-3 (to maturity and 10%
clean-up call)
% of Prepayment Assumption                      0%       50%         75%        100%       125%      150%
Ramp to                                         0%        6%          9%         12%        15%       18%
Average Life (years)                        11.14      4.96         3.74       3.00       2.52      2.18
Modified Duration (years)                    7.60      4.09         3.20       2.64       2.25      1.97
First Principal Payment                  10/20/07  12/20/01     12/20/00    5/20/00   12/20/99  9/20/999
Last Principal Payment                    4/20/10  11/20/03      6/20/02    7/20/01   12/20/00   7/20/00
Principal Lockout (months)                    117        47           35         28         23        20
Principal Window (months)                      31        24           19         15         13        11
Illustrative Yield @ Par (30/360)           6.819%    6.779%       6.755%     6.731%     6.707%    6.685%










                                 BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.









PSB LENDING HOME LOAN OWNER TRUST 1997-4
Computational Materials: Information Relating to the Securities
(page 2 of 2)



Class A-4 (to maturity and 10%
clean-up call)
% of Prepayment Assumption                     0%       50%          75%        100%       125%      150%
Ramp to                                        0%        6%           9%         12%        15%       18%
Average Life (years)                       14.22      8.04         6.21        5.00       4.17      3.57
Modified Duration (years)                   8.78      5.94         4.86        4.07       3.49      3.06
First Principal Payment                  4/20/10  11/20/03      6/20/02     7/20/01   12/20/00   7/20/00
Last Principal Payment                   6/20/16   9/20/10      5/20/08     7/20/06    2/20/05   2/20/04
Principal Lockout (months)                   147        70           53          42         35        30
Principal Window (months)                     75        83           72          61         51        44
Illustrative Yield @ Par (30/360)          6.969%    6.949%       6.935%      6.921%     6.906%    6.891%


Class A-5 (to maturity)
% of Prepayment Assumption                     0%       50%          75%        100%       125%       150%
Ramp to                                        0%        6%           9%         12%        15%        18%
Average Life (years)                       21.58     17.17        15.01       13.05      11.37       9.97
Modified Duration (years)                  10.68      9.52         8.82        8.10       7.41       6.77
First Principal Payment                  6/20/16   9/20/10      5/20/08     7/20/06    2/20/05    2/20/04
Last Principal Payment                  11/20/22   7/20/22     12/20/21    12/20/20    4/20/19    6/20/17
Principal Lockout (months)                   221       152          124         102         85         73
Principal Window (months)                     78       143          164         174        171        161
Illustrative Yield @ Par (30/360)          7.215%    7.219%       7.223%      7.224%     7.223%     7.224%


Class A-5 (to 10% clean-up call)
% of Prepayment Assumption                     0%       50%          75%        100%       125%       150%
Ramp to                                        0%        6%           9%         12%        15%        18%
Average Life (years)                       21.17     16.22        13.81       11.86      10.23       8.85
Modified Duration (years)                  10.60      9.30         8.49        7.72       7.00       6.33
First Principal Payment                  6/20/16   9/20/10      5/20/08     7/20/06    2/20/05    2/20/04
Last Principal Payment                   9/20/20   3/20/16      8/20/13     8/20/11   12/20/09    5/20/08
Principal Lockout (months)                   221       152          124         102         85         73
Principal Window (months)                     52        67           64          62         59         52
Illustrative Yield @ Par (30/360)          7.212%    7.207%       7.203%      7.198%     7.193%     7.188%












                                 BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.